Exhibit 3.1

Industry Canada	Industrie Canada

Certificate	Certificat
of Incorporation	de constitution

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

SCORPIO MINING CORPORATION	342374-3

Name of Corporation – Dénomination de la sociétés	Corporation number - Numéro de la société
I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.	Je certifie que la société susmentionnée, dont les statuts constitutiée sont joints, a été constitutée en sociétés en vertu de la Loi canadienne sur les sociétés par actions.

May 12, 1998/le 12mai 1998

Director -Directaur	Date of Incorporation -Date de constitution

Canada	7530-21-936-2140(12-93)

Industry Canada	Industrie Canada	FORM 1	FORMULE 1
canada Business	Loi canadienne sur les	ARTICLES OF INCORPORATION	STATUTS CONSTITUTES
corporations Act	sociétés par actions	{SECTION 6)	(ARTICLE 6)

1 — Name of corporation	Dénomination de la sociétés
Scorpio MINING CORPORATION
2 — The place in Canada where the registered office is to be situated	Lieu au Canada où doit étre situé le siége social
GREATER VANCOUVER, BRITISH COLUMBIA REGIONAL DISTRICT
3 — The classes and any maximum number of shares that the corporation is authorized to issue	Catégories et tout nombre maximal d’actions que la société est autorisée à émettre
AN UNLIMITED NUMBER OF COMMON SHARES

4 — Restrictions, if any, on share transfers	Restrictions sur le transfert des actions, s'il y a lieu
NONE

5 — Number (or minimum and maximum number) of directors	Nombre (ou nombre minimal et maximal) d’administrateurs

MINIMUM 3 AND MAXIMUM 9 DIRECTORS

6 — Restrictions, if any, on business the corporation may carry on	Limites imposées à I’activité commercials de la société s’il y a lieu
NONE

7 — Other provisions, if any	Autres dispositions, s'il y a lieu

NONE

8 — Incorporators — Fondateurs
Name(s) — Nom(s)	Address (include postal code) Adresse (inclure le code postal)	Signature
Peter j. Hawley	1983,138 ST, SOUTH SURREY, B.C. V4A-9M2	Peter j. Hawley

FOR DEPARTMENTAL USE ONLY — ÀĽUSAGE DU MINISTERE SEULEMENT	Filed — Déposée
Corporation No. — N° de la société 342374-3	MAY 12 1998

IC 3419 (5/95)	Canada

Industry Canada	Industrie Canada

Certificate	Certifcat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

SCORPIO MINING CORPORATION		342374-3

Name of corporation Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés :

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de 1’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de 1’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

Director - Directeur		March 1, 1999/le 1 mars 1999
Date of Amendment - Date de modification

canada

Industry Canada	Industrie Canada	FORM 4	FORMULE 4
Canada Business	Loi canadienne sur les	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Corporations Act	sociétés par actions	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)

1 – Name of the Corporation - Dénomination sociale de la société	2 – Corporation No. – No de la société

SCORPIO MINING CORPORATION	342374-3

3 – The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la facon suivance:
ABITIBI – TEMISKAMINGUE, NORTHWESTERN QUEBEC DISTRICT, QUEBEC.

Date	signature	Title - Title
Feb. 22/1999	Peter j. Hawley	DIRECTOR PRESIDENT
	IC 3069 (1998/01)	For Departmental use only- A I’usage du ministére seulement Filed MAR- 9 1999 canada

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

SCORPIO MINING CORPORATION		342374-3

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section’13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l'article 13 de la Loi canadienne sur les sociétés par actions, conformément à l'avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l'article 191 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

July 20, 1999/le 20 juillet 1999
Director - Directeur		Date of Amendment - Date de modification

Canada

FORM 4
CANADA BUSINESS	Articles of Amendment
Corporations Act	(Section 27 or 177)

1. Name of Corporation	2. Corporation Number
Scorpio Mining Corporation	342374-3

3. The ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

NOW THEREFORE BE IT RESOLVED THAT:

Item 4 of the Articles of Incorporation are amended to read as follows:

“Until the date a prospectus of the Company is receipted pursuant to a Securities Act of a province of Canada, no shares or debt obligation issued by the Company shall be offered for sale to the public, and no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the board of Directors, and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer.”

Date	signature	Description of office
July 14,1999	Peter J. Hawley	DIRECTOR, PRESIDENT
For Departmental use only Filed JUL 21 1999

Industry Canada	Industrie Canada

Certificate	Certifcat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

SCORPIO MINING CORPORATION		342374-3

Name of corporation-Dénomination de la société		Coiporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:		Je certifie que les statuts de la sociétés susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l'article 13 de la Loi canadienne sur les sociétés par actions, conformément à l'avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c) en vertu de l'article 179 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l'article 191 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

November 2, 2004 / le 2 novembre 2004
Director - Directeur		Date of Amendment - Date de modification

canada

Industry Canada	Industrie Canada	FORM 4	FORMULARIE 4
Canada Business	Loi canadienne sur les	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
Corporations Act	sociétés par actions	(SECTION 27 OR 177)	(ARTICLES 27 OU 177)

1 —Name of the Corporation - Dénomination sociale de la société	2 — Corporation No. N° de la société

SCORPIO MINING CORPORATION	342374-3

3 — The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée cl-dessus sont modifiés de la facon suivante:

UPON MOTION duly made and carried, IT WAS RESOLVED, by way of Special Resolution THAT Section 2.01 of the Articles of Incorporation be amended to read as follows:

“the registered office of the Corporation shall be in the Province of British Columbia at such location as the board of directors may, from time to time, determine.”

Signature	Printed Name - Nom en lettres moulées	4 — Capacity of - En qualité de	5 — Tel. no.- No de lél.

Janet Horbulyk	Janet Horbulyk	Corporate Secretary	604-678-9639

FOR DEPARTMENTAL ONLY – A ĽUSAGE DU MINISTERE SEULEMENT
NOV. 18 2004

IC 3069 (2003/06)

Canada

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

SCORPIO MINING CORPORATION				342374-3

Name of corporation-Dénomination de la société			Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:			Je certifie que les statuts de la société susmentionnée ont été modifiés:

a)	under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a)	en vertu de l'article 13 de la Loi canadienne sur les sociétés par actions, conformément à l'avis ci-joint;

b)	under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b)	en vertu de l'article 27 de la Loi canadienne sur les sociétés par actions , tel qu'il est indiqué dans les clauses modificatrices ci-jointes désignant une série d'actions;

c)	under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☑	c)	en vertu de l'article 179 de la Loi canadienne sur les sociétés par actions , tel qu'il est indiqué dans les clauses modificatrices ci-jointes;

d)	under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d)	en vertu de l'article 191 de la Loi canadienne sur les sociétés par actions , tel qu'il est indiqué dans les clauses de réorganisation ci-jointes;

June 11, 2008 / le 11 Juin 2008
Date of Amendment - Date de modification

Richard G. Shaw
Director - Directeur

Canada

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION	RAPPORT DE LA TRANSACTION
Canada Business	Loi canadienne sur les	REPORT	ÉLECTRONIQUE
Corporations Act	sociétés par actions	ARTICLES OF AMENDMENT	CLAUSES MODIFICATRICES
		(SECTIONS 27 OR 177)	(ARTICLES 27 OU 177)

Processing Type - Mode de traitement:	E-Commerce/Commerce-É
1. Name of Corporation - Dénomination de la société	2. Corporation No. - N° de la société
SCORPIO MINING CORPORATION	342374-3

3. The articles of the above-named corporation are amended as follows:

Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

Item 7 - Other Provisions, of the Corporation's Articles is amended as follows:

The directors may, between annual meetings of the shareholders of the Corporation appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of the shareholders of the Corporation, but the number of additional directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of the shareholders of the Corporation, provided that the total number of directors shall not exceed the maximum number of directors fixed pursuant to the Articles.

Date	Name - Nom	Signature	Capacity of - en qualité
2008-06-11	JANET HORBULYK		AUTHORIZED OFFICER

Canada

Industry Canada	Industrie Canada
Certificate of Amendment	Certificat de modification
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

SCORPIO MINING CORPORATION

Corporate name / Dénomination sociale

342374-3

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.	JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Marcie Girouard

Director / Directeur

2011-06-16

Date of Amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Industry	Industrie	Form 4	Formulaire 4
Canada	Canada	Articles of Amendment	Clauses modificatrices
		Canada Business Corporations Act	Loi canadienne sur les sociétés par
		(CBCA) (s. 27 or 177)	actions (LCSA) (art. 27 ou 177)

1 Corporate name

Dénomination sociale

SCORPIO MINING CORPORATION

2 Corporation number

Numéro de la société

342374-3

3 The articles are amended as follows

Les statuts sont modifiés de la façon suivante

The corporation changes the province or territory in Canada where the registered office is situated to: La province ou le territoire au Canada où est situé le siège social est modifié pour :

ON

4 Declaration: I certify that I am a director or an officer of the corporation.

Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par

Eric Lowy, Secretary

Eric Lowy, Secretary

416-361-2512

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Nota : Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ ou d’un emprisonnement maximal de six mois, ou de ces deux peines (paragraphe 250(1) de la LCSA).

IC 3069 (2008/04)

Industry	Industrie
Canada	Canada
Certificate of Amendment	Certificat de modification
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

Americas Silver Corporation

Corporate name / Dénomination sociale

342374-3

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.	JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Director / Directeur

2015-05-19

Date of Amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Industry Canada Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
SCORPIO MINING CORPORATION

2 Corporation number
Numéro de la société
342374-3

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation changes its name to:
La dénomination sociale est modifiée pour :
Americas Silver Corporation

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Peter McRae

Peter McRae
416-848-9503

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

IC 3069 (2008/04)

 \

Government	Government
of Canada	du Canada
Certificate of Amendment	Certificat de modification
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

Americas Silver Corporation

Corporate name / Dénomination sociale

342374-3

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the Canada Business Corporations Act as set out in the attached articles of amendment.	JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la Loi canadienne sur les sociétés par actions, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Director / Directeur

2016-12-21

Date of Amendment (YYYY-MM-DD)

Date de modification (AAAA-MM-JJ)

Government of Canada / Gouvernement du Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
Americas Silver Corporation

2 Corporation number
Numéro de la société
342374-3

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

The corporation amends the other provisions as follows:
Les autres dispositions sont modifiées comme suit :
See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
PETER MCRAE

PETER MCRAE
416-874-1701

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

IC 3069 (2008/04)

Schedule / Annexe

Other Provisions / Autres dispositions

To change the number of issued and outstanding common shares of the Corporation (the “Common Shares”) by consolidating the issued and outstanding Common Shares on the basis of one (1) new post-consolidation Common Share for each twelve (12) pre-consolidation Common Shares (the “Share Consolidation”). No fractional Common Shares will be issued in connection with the Share Consolidation and, in the event that a shareholder would otherwise be entitled to receive a fractional Common Share, such fraction shall be rounded down to the nearest whole Common Share.